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                                                                      Exhibit 24


                               POWERS OF ATTORNEY

            We, the undersigned members of the Board of Directors of CompuDyne Corporation, hereby severally constitute and appoint Martin A. Roenigk and/or Geoffrey F. Feidelberg our true and lawful attorney with full power to sign for us and in our names in the capacities indicated below the Registration Statement on Form S-4 filed herewith and any and all pre-effective and post-effective amendments to said Registration Statement and generally to do all such things in our name and behalf in our capacities as officers and directors to enable CompuDyne Corporation to comply with the provisions of the Securities Act of 1933 and all requirements of the Securities and Exchange Commission and with such state securities commissions and other agencies as necessary, granting unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

            Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.


SIGNATURES                                              TITLE

/s/ Martin A. Roenigk                                   President, Chief Executive Officer, Director
------------------------
Martin A. Roenigk


/s/ Geoffrey F. Feidelberg                              Chief Financial Officer
------------------------------------
Geoffrey F. Feidelberg


/s/ Millard H. Pryor                                    Director
------------------------------------
Millard H. Pryor


/s/ David Clark, Sr.                                    Director
------------------------------------
David Clark, Sr.


/s/ Philip Blackmon                                     Director
------------------------------------
Philip Blackmon


/s/ Alan Markowitz                                      Director
------------------------------------
Alan Markowitz


/s/ Wade B. Houk                                        Director
------------------------------------
Wade B. Houk